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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 1997

                          Watson Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   0-20045                  95-3872914
 ----------------------------    -------------           -------------------
 (State or other jurisdiction     (Commission             (I.R.S.Employer
      of incorporation)           File number)           Identification No.)



311 Bonnie Circle
Corona, CA                                                   91720
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (909) 270-1400



                 -----------------------------------------------------------
                 Former name or former address, if changed since last report



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ITEM 2.     Acquisition or Disposition of Assets.

      On February 26, 1997, the stockholders of Oclassen Pharmaceuticals, Inc. ("Oclassen") voted to approve the Agreement and Plan of Merger dated September 25, 1996, as amended effective November 14, 1996 and as further amended effective December 31, 1996 by and among Watson Pharmaceuticals, Inc. (the "Registrant"), Opalacq Co., a wholly-owned subsidiary of the Registrant ("Opalacq") and Oclassen pursuant to which Opalacq was merged (the "Merger") with and into Oclassen, with Oclassen being the surviving corporation in the Merger. Immediately after the Merger, Oclassen became the wholly-owned subsidiary of the Registrant.

      Pursuant to the terms and conditions of the Merger Agreement, each share of common stock, par value $.001 per share, of Oclassen was converted into the right to receive .36975716 of a share of common stock, par value $.0033 per share, of the Registrant (the "Registrant Common Stock"). On February 27, 1997, 3,323,862 shares of Registrant Common Stock were issued. With the future conversion of all outstanding Oclassen options assumed in the Merger, an additional 533,281 shares of Registrant Common Stock are expected to be issued pursuant to the Merger. No shares of any other class of stock of Oclassen were outstanding on the date of the merger.

      Additional information with respect to the Merger is set forth in Oclassen's Proxy Statement/Prospectus, dated February 6, 1997, which was contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-16275) Pre-Effective Amendment No. 3, as filed with the Securities and Exchange Commission on February 6, 1997 and which is incorporated herein by reference.

      A copy of the joint press release of the Registrant and Oclassen dated February 28, 1997 is attached hereto as Exhibit 99 and is hereby incorporated by reference.


ITEM 7.     Financial Statements and Exhibits.

            (a)   Financial Statements of Business Acquired.

                  1. Financial Statements of Oclassen Pharmaceuticals, Inc. (audited) for the year ended December 31, 1995 (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333-16275) Pre-Effective Amendment No. 3, as filed with the Securities and Exchange Commission on February 6, 1997).

                2. Financial Statements of Oclassen Pharmaceuticals, Inc. (unaudited) for the nine months ended September 30, 1996


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                        (incorporated herein by reference to the Registrant's
                        Registration Statement on Form S-4 (Registration No. 333-16275) Pre-Effective Amendment No. 3, as filed with the Securities and Exchange Commission on February 6,
                        1997).

            (b)   Pro Forma Financial Information.

                  Pro forma financial information with respect to Watson Pharmaceuticals, Inc. and Oclassen Pharmaceuticals, Inc. (incorporated herein by reference to the Registrant's Registration Statement of Form S-4 (Registration No. 333-16275) Pre-Effective Amendment No. 3, as filed with the Securities and Exchange Commission on February 6, 1997).

            (c)   Exhibits.

            2 Agreement and Plan of Merger dated as of September 25, 1996, as amended effective November 14, 1996 and as further amended effective December 31, 1996 by and among the Registrant, Oclassen and Opalacq (incorporated herein by reference to Registrant's Current Report on Form 8-K dated October 3,
                  1996).

            20 Proxy Statement/Prospectus of Oclassen and Registrant dated February 6, 1997 (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (Registration No. 333-16275) Pre-Effective Amendment No. 3, as filed with the Securities and Exchange Commission on February 6, 1997).

            99 Joint Press Release of Watson Pharmaceuticals, Inc. and Oclassen Pharmaceuticals, Inc. dated February 28, 1997 relating to the consummation of the Merger.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 13, 1997               WATSON PHARMACEUTICALS, INC.


                                    By:  /s/ ALLEN CHAO PH.D.
                                       -------------------------------------
                                                Name: Allen Chao, Ph.D
                                                Title: Chairman and Chief
                                                       Executive Officer


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                                      INDEX

Exhibit
Number       Description of Document                                Page
------       -----------------------                                ----
99           Joint Press Release of Watson Pharmaceuticals, Inc.
             and Oclassen Pharmaceuticals, Inc. relating to the
             consummation of the Merger.